Exhibit 99.1

For Immediate Release

Contact:	Ken Bond	Karen Tillman
	Oracle Investor Relations	Oracle Corporate Communications
	1.650.607.0349	1.650.607.0326
	ken.bond@oracle.com	karen.tillman@oracle.com

ORACLE REPORTS Q2 GAAP EPS OF 29 CENTS UP 15%, NON-GAAP EPS OF 39 CENTS UP 15%

Total Revenues Up, New Software License Sales Up, Operating Margin Up, Operating Cash Flow Up

REDWOOD SHORES, Calif., December 17, 2009 — Oracle Corporation (NASDAQ: ORCL) today announced fiscal 2010 Q2 GAAP earnings per share of $0.29, up 15% compared to last year. Second quarter GAAP total revenues were up 4% to $5.9 billion, while quarterly GAAP net income was up 12% to $1.5 billion. GAAP new software license revenues were up 2% to $1.7 billion. GAAP software license updates and product support revenues were up 14% to $3.2 billion. GAAP operating income was up 10% to $2.2 billion and GAAP operating margin was up 200 basis points to 37%. GAAP operating cash flow on a trailing twelve-month basis was $8.7 billion, up 7%.

Second quarter non-GAAP earnings per share were up 15% to $0.39. Non-GAAP total revenues were up 3% to $5.9 billion, while non-GAAP net income was up 12% to $2.0 billion, compared to the same quarter last year. Non-GAAP operating income was up 9% to $2.9 billion and non-GAAP operating margin was up 280 basis points to 49%.

“We delivered results which were substantially better than we expected on both the top and bottom line, growing non-GAAP operating margins by 280 basis points to 49%, the highest Q2 non-GAAP operating margin in our history,” said Oracle CFO Jeff Epstein. “Our solid top line growth, coupled with disciplined expense management, was key in generating $8.4 billion of free cash flow over the last twelve months.”

“We expect the European Commission to unconditionally clear the acquisition of Sun in January,” said Oracle President Safra Catz. “I want to thank all of our customers for the overwhelming support they have given us during this process.”

“For the fourth consecutive quarter, Oracle took market share from SAP in every region around the world,” said Oracle President Charles Phillips. “In constant currency, our applications business grew 1% in the Americas and 2% in Asia Pacific versus a negative 35% and negative 34% respectively for SAP.”

“Sun’s new SPARC Solaris system and Sun’s new Exadata database machine both run the Oracle database faster than IBM’s fastest computer,” said Oracle CEO Larry Ellison. “We expect Sun to rapidly improve both its market share and margins once this merger closes.”

In addition, Oracle’s Board of Directors declared a cash dividend of $0.05 per share of outstanding common stock to be paid to stockholders of record as of the close of business on January 19, 2010, with a payment date of February 9, 2010. Future declarations of quarterly dividends and the establishment of future record and payment dates are subject to the final determination of Oracle’s Board of Directors.

Q2 Earnings Conference Call and Webcast

Oracle will hold a conference call and web broadcast today to discuss these results at 2:00 p.m. Pacific. You may listen to the call by dialing (866) 423-8620 or (719) 387-4093, Passcode: 983270. To access the live web broadcast of this event, please visit the Oracle Investor Relations website at http://www.oracle.com/investor.

About Oracle

Oracle is the world’s largest business software company. For more information about Oracle, please visit our website at http://www.oracle.com or call Investor Relations at (650) 506-4073.

# # #

Trademarks

Oracle is a registered trademark of Oracle Corporation and/or its affiliates. Other names may be trademarks of their respective owners.

“Safe Harbor” Statement: Statements in this press release relating to Oracle’s or its Board of Directors’ future plans, expectations, intentions and prospects are “forward-looking statements” and are subject to material risks and uncertainties. Many factors could affect our current expectations and our actual results, and could cause actual results to differ materially. We presently consider the following to be among the important factors that could cause actual results to differ materially from expectations: (1) Economic, political and market conditions, including the recent global economic and financial crisis, could adversely affect our business, operating results or financial condition, including our revenue growth and profitability, through reductions in customer IT budgets and expenditures and through the general tightening of access to credit.

(2) We may fail to achieve our financial forecasts due to such factors as delays or size reductions in transactions, fewer large transactions in a particular quarter, unanticipated fluctuations in currency exchange rates, delays in delivery of new products or releases or a decline in our renewal rates for software license updates and product support. (3) We cannot assure market acceptance of new products or services or new versions of existing or acquired products or services. (4) We have an active acquisition program and our acquisitions may not be successful, may involve unanticipated costs or other integration issues or may disrupt our existing operations. (5) Our international sales and operations subject us to additional risks that can adversely affect our operating results, including risks relating to foreign currency gains and losses and risks relating to compliance with international and U.S. laws that apply to our international operations. (6) Intense competitive forces demand rapid technological advances and frequent new product introductions and could require us to reduce prices or cause us to lose customers. Also the Sun acquisition may not be cleared by relevant regulatory authorities, may not otherwise close or the closing of the proposed transaction may be further delayed and Oracle or Sun may be adversely affected by other economic, business, and/or competitive factors. No assurances can be given that the European Commission will clear the transaction, that the closing will transpire or occur, or if these events occur, what impact they will have on the results of operations or financial condition of Oracle or Sun. A detailed discussion of these factors and other risks that affect our business is contained in our SEC filings, including our most recent reports on Form 10-K and Form 10-Q, particularly under the heading “Risk Factors.” Copies of these filings are available online from the SEC or by contacting Oracle Corporation’s Investor Relations Department at (650) 506-4073 or by clicking on SEC Filings on Oracle’s Investor Relations website at http://www.oracle.com/investor. All information set forth in this press release is current as of December 17, 2009. Oracle undertakes no duty to update any statement in light of new information or future events.

ORACLE CORPORATION

Q2 FISCAL 2010 FINANCIAL RESULTS

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

($ in millions, except per share data)

	Three Months Ended November 30,						% Increase		% Increase (Decrease)
	2009	% of Revenues		2008	% of Revenues		(Decrease) in US $		in Constant Currency (1)
REVENUES
New software licenses	$1,653	28%		$1,626	29%		2%		(5%	)
Software license updates and product support	3,247	56%		2,850	51%		14%		9%

Software Revenues	4,900	84%		4,476	80%		9%		4%

Services	958	16%		1,131	20%		(15%	)	(19%	)

Total Revenues	5,858	100%		5,607	100%		4%		0%

OPERATING EXPENSES
Sales and marketing	1,133	19%		1,146	20%		(1%	)	(5%	)
Software license updates and product support	264	5%		257	5%		3%		(1%	)
Cost of services	832	14%		939	17%		(11%	)	(15%	)
Research and development	708	12%		651	12%		9%		7%
General and administrative	183	3%		174	3%		5%		3%
Amortization of intangible assets	436	8%		427	8%		2%		2%
Acquisition related and other	10	0%		21	0%		(52%	)	(49%	)
Restructuring	114	2%		17	0%		561%		504%

Total Operating Expenses	3,680	63%		3,632	65%		1%		(2%	)

OPERATING INCOME	2,178	37%		1,975	35%		10%		2%
Interest expense	(188)	(3%	)	(157)	(3%	)	20%		20%
Non-operating income, net	33	1%		8	0%		315%		264%

INCOME BEFORE PROVISION FOR INCOME TAXES	2,023	35%		1,826	32%		11%		2%

Provision for income taxes	565	10%		530	9%		7%		(2%	)

NET INCOME	$1,458	25%		$1,296	23%		12%		3%

EARNINGS PER SHARE:
Basic	$0.29			$0.25
Diluted	$0.29			$0.25
WEIGHTED AVERAGE COMMON SHARES OUTSTANDING:
Basic	5,010			5,127
Diluted	5,064			5,187

(1)	We compare the percent change in the results from one period to another period using constant currency disclosure. We present constant currency information to provide a framework for assessing how our underlying businesses performed excluding the effect of foreign currency rate fluctuations. To present this information, current and comparative prior period results for entities reporting in currencies other than United States dollars are converted into United States dollars at the exchange rate in effect on May 31, 2009, which was the last day of our prior fiscal year, rather than the actual exchange rates in effect during the respective periods. The United States dollar weakened relative to most major international currencies in the three months ended November 30, 2009 compared with the corresponding prior year period, increasing revenues by 4 percentage points, operating expenses by 3 percentage points and operating income by 8 percentage points.

ORACLE CORPORATION

Q2 FISCAL 2010 FINANCIAL RESULTS

RECONCILIATION OF SELECTED GAAP MEASURES TO NON-GAAP MEASURES (1)

($ in millions, except per share data)

	Three Months Ended November 30,						% Increase (Decrease) in US $		% Increase (Decrease) in Constant Currency (2)
	2009 GAAP	Adj.	2009 Non-GAAP	2008 GAAP	Adj.	2008 Non-GAAP	GAAP	Non-GAAP	GAAP	Non-GAAP
TOTAL REVENUES (3)	$5,858	$14	$5,872	$5,607	$80	$5,687	4%	3%	0%	(2%)
TOTAL SOFTWARE REVENUES (3)	$4,900	$14	$4,914	$4,476	$80	$4,556	9%	8%	4%	3%
New software licenses	1,653	—	1,653	1,626	—	1,626	2%	2%	(5%)	(5%)
Software license updates and product support (3)	3,247	14	3,261	2,850	80	2,930	14%	11%	9%	7%
TOTAL OPERATING EXPENSES	$3,680	$(664)	$3,016	$3,632	$(554)	$3,078	1%	(2%)	(2%)	(6%)
Stock-based compensation (4)	104	(104)	—	89	(89)	—	17%	*	17%	*
Amortization of intangible assets (5)	436	(436)	—	427	(427)	—	2%	*	2%	*
Acquisition related and other	10	(10)	—	21	(21)	—	(52%)	*	(49%)	*
Restructuring	114	(114)	—	17	(17)	—	561%	*	504%	*

OPERATING INCOME	$2,178	$678	$2,856	$1,975	$634	$2,609	10%	9%	2%	3%

OPERATING MARGIN %	37%		49%	35%		46%	197 bp	277 bp	90 bp	214 bp

INCOME TAX EFFECTS (6)	$565	$175	$740	$530	$184	$714	7%	4%	(2%)	(3%)

NET INCOME	$1,458	$503	$1,961	$1,296	$450	$1,746	12%	12%	3%	5%

DILUTED EARNINGS PER SHARE	$0.29		$0.39	$0.25		$0.34	15%	15%	6%	8%

DILUTED WEIGHTED AVERAGE COMMON SHARES OUTSTANDING	5,064	—	5,064	5,187	—	5,187	(2%)	(2%)	(2%)	(2%)

(1)	This presentation includes non-GAAP measures. Our non-GAAP measures are not meant to be considered in isolation or as a substitute for comparable GAAP measures, and should be read only in conjunction with our consolidated financial statements prepared in accordance with GAAP. For a detailed explanation of the adjustments made to comparable GAAP measures, the reasons why management uses these measures, the usefulness of these measures and the material limitations on the usefulness of these measures, please see Appendix A.

(2)	We compare the percent change in the results from one period to another period using constant currency disclosure. We present constant currency information to provide a framework for assessing how our underlying businesses performed excluding the effect of foreign currency rate fluctuations. To present this information, current and comparative prior period results for entities reporting in currencies other than United States dollars are converted into United States dollars at the exchange rate in effect on May 31, 2009, which was the last day of our prior fiscal year, rather than the actual exchange rates in effect during the respective periods.

(3)	As of November 30, 2009, approximately $18 million and $14 million in estimated revenues related to assumed support contracts will not be recognized for the remainder of fiscal 2010 and fiscal 2011, respectively, due to business combination accounting rules.

(4)	Stock-based compensation is included in the following GAAP operating expense categories:

	Three Months Ended November 30, 2009			Three Months Ended November 30, 2008
	GAAP	Adj.	Non-GAAP	GAAP	Adj.	Non-GAAP
Sales and marketing	$20	$(20)	$—	$16	$(16)	$—
Software license updates and product support	4	(4)	—	3	(3)	—
Cost of services	3	(3)	—	3	(3)	—
Research and development	44	(44)	—	45	(45)	—
General and administrative	33	(33)	—	22	(22)	—

Subtotal	104	(104)	—	89	(89)	—

Acquisition related and other	—	—	—	6	(6)	—

Total stock-based compensation	$104	$(104)	$—	$95	$(95)	$—

(5)	Estimated future annual amortization expense related to intangible assets as of November 30, 2009 is as follows:

Remainder of Fiscal 2010	$796
Fiscal 2011	1,416
Fiscal 2012	1,268
Fiscal 2013	1,117
Fiscal 2014	900
Fiscal 2015	706
Thereafter	381

Total	$6,584

(6)	Income tax effects were calculated reflecting an effective GAAP tax rate of 27.9% and 29.0% in the second quarter of fiscal 2010 and 2009, respectively, and an effective non-GAAP tax rate of 27.4% and 29.0% in the second quarter of fiscal 2010 and 2009, respectively. The differences between our GAAP and non-GAAP tax rates in the second quarter of fiscal 2010 were due to differences in jurisdictional tax rates and the related tax benefits attributable to our restructuring expenses in this period.

*	Not meaningful

ORACLE CORPORATION

Q2 FISCAL 2010 YEAR TO DATE FINANCIAL RESULTS

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

($ in millions, except per share data)

	Six Months Ended November 30,						% Increase		% Increase (Decrease)
	2009	% of Revenues		2008	% of Revenues		(Decrease) in US $		in Constant Currency (1)
REVENUES
New software licenses	$2,681	25%		$2,863	26%		(6%	)	(9%	)
Software license updates and product support	6,364	58%		5,785	53%		10%		10%

Software Revenues	9,045	83%		8,648	79%		5%		4%

Services	1,866	17%		2,290	21%		(19%	)	(18%	)

Total Revenues	10,911	100%		10,938	100%		0%		(1%	)

OPERATING EXPENSES
Sales and marketing	2,093	19%		2,258	21%		(7%	)	(7%	)
Software license updates and product support	490	4%		539	5%		(9%	)	(9%	)
Cost of services	1,614	15%		1,965	18%		(18%	)	(17%	)
Research and development	1,368	13%		1,360	12%		1%		1%
General and administrative	383	4%		379	3%		1%		2%
Amortization of intangible assets	867	8%		839	8%		3%		3%
Acquisition related and other	16	0%		71	1%		(77%	)	(75%	)
Restructuring	162	1%		31	0%		426%		414%

Total Operating Expenses	6,993	64%		7,442	68%		(6%	)	(6%	)

OPERATING INCOME	3,918	36%		3,496	32%		12%		10%
Interest expense	(368)	(3%	)	(317)	(3%	)	16%		16%
Non-operating income, net	35	0%		90	1%		(62%	)	(60%	)

INCOME BEFORE PROVISION FOR INCOME TAXES	3,585	33%		3,269	30%		10%		7%

Provision for income taxes	1,003	9%		896	8%		12%		10%

NET INCOME	$2,582	24%		$2,373	22%		9%		7%

EARNINGS PER SHARE:
Basic	$0.52			$0.46
Diluted	$0.51			$0.46
WEIGHTED AVERAGE COMMON SHARES OUTSTANDING:
Basic	5,010			5,140
Diluted	5,063			5,211

(1)

We compare the percent change in the results from one period to another period using constant currency disclosure. We present constant currency information to provide a framework for assessing how our underlying businesses performed excluding the effect of foreign currency rate fluctuations. To present this information, current and comparative prior period results for entities reporting in currencies other than United States dollars are converted into United States dollars at the exchange rate in effect on May 31, 2009, which was the last day of our prior fiscal year, rather than the actual exchange rates in effect during the respective periods. The United States dollar slightly weakened relative to most major international currencies in the six months ended November 30, 2009 compared with the corresponding prior year period, increasing revenues by 1 percentage point and operating income by 2 percentage points.

ORACLE CORPORATION

Q2 FISCAL 2010 YEAR TO DATE FINANCIAL RESULTS

RECONCILIATION OF SELECTED GAAP MEASURES TO NON-GAAP MEASURES (1)

($ in millions, except per share data)

	Six Months Ended November 30,						% Increase (Decrease) in US $		% Increase (Decrease) in Constant Currency (2)
	2009 GAAP	Adj.	2009 Non-GAAP	2008 GAAP	Adj.	2008 Non-GAAP	GAAP	Non-GAAP	GAAP	Non-GAAP
TOTAL REVENUES (3)	$10,911	$23	$10,934	$10,938	$171	$11,109	0%	(2%)	(1%)	(2%)
TOTAL SOFTWARE REVENUES (3)	$9,045	$23	$9,068	$8,648	$171	$8,819	5%	3%	4%	2%
New software licenses	2,681	—	2,681	2,863	—	2,863	(6%)	(6%)	(9%)	(9%)
Software license updates and product support (3)	6,364	23	6,387	5,785	171	5,956	10%	7%	10%	7%
TOTAL OPERATING EXPENSES	$6,993	$(1,233)	$5,760	$7,442	$(1,116)	$6,326	(6%)	(9%)	(6%)	(9%)
Stock-based compensation (4)	188	(188)	—	175	(175)	—	7%	*	7%	*
Amortization of intangible assets (5)	867	(867)	—	839	(839)	—	3%	*	3%	*
Acquisition related and other	16	(16)	—	71	(71)	—	(77%)	*	(75%)	*
Restructuring	162	(162)	—	31	(31)	—	426%	*	414%	*

OPERATING INCOME	$3,918	$1,256	$5,174	$3,496	$1,287	$4,783	12%	8%	10%	6%

OPERATING MARGIN %	36%		47%	32%		43%	395 bp	426 bp	341 bp	377 bp

INCOME TAX EFFECTS (6)	$1,003	$337	$1,340	$896	$353	$1,249	12%	7%	10%	6%

NET INCOME	$2,582	$919	$3,501	$2,373	$934	$3,307	9%	6%	7%	4%

DILUTED EARNINGS PER SHARE	$0.51		$0.69	$0.46		$0.63	12%	9%	9%	7%

DILUTED WEIGHTED AVERAGE COMMON SHARES OUTSTANDING	5,063	—	5,063	5,211	—	5,211	(3%)	(3%)	(3%)	(3%)

(1)	This presentation includes non-GAAP measures. Our non-GAAP measures are not meant to be considered in isolation or as a substitute for comparable GAAP measures, and should be read only in conjunction with our consolidated financial statements prepared in accordance with GAAP. For a detailed explanation of the adjustments made to comparable GAAP measures, the reasons why management uses these measures, the usefulness of these measures and the material limitations on the usefulness of these measures, please see Appendix A.

(2)	We compare the percent change in the results from one period to another period using constant currency disclosure. We present constant currency information to provide a framework for assessing how our underlying businesses performed excluding the effect of foreign currency rate fluctuations. To present this information, current and comparative prior period results for entities reporting in currencies other than United States dollars are converted into United States dollars at the exchange rate in effect on May 31, 2009, which was the last day of our prior fiscal year, rather than the actual exchange rates in effect during the respective periods.

(3)	As of November 30, 2009, approximately $18 million and $14 million in estimated revenues related to assumed support contracts will not be recognized for the remainder of fiscal 2010 and fiscal 2011, respectively, due to business combination accounting rules.

(4)	Stock-based compensation is included in the following GAAP operating expense categories:

	Six Months Ended November 30, 2009			Six Months Ended November 30, 2008
	GAAP	Adj.	Non-GAAP	GAAP	Adj.	Non-GAAP
Sales and marketing	$36	$(36)	$—	$35	$(35)	$—
Software license updates and product support	8	(8)	—	6	(6)	—
Cost of services	6	(6)	—	6	(6)	—
Research and development	76	(76)	—	82	(82)	—
General and administrative	62	(62)	—	46	(46)	—

Subtotal	188	(188)	—	175	(175)	—

Acquisition related and other	—	—	—	11	(11)	—

Total stock-based compensation	$188	$(188)	$—	$186	$(186)	$—

(5)	Estimated future annual amortization expense related to intangible assets as of November 30, 2009 is as follows:

Remainder of Fiscal 2010	$796
Fiscal 2011	1,416
Fiscal 2012	1,268
Fiscal 2013	1,117
Fiscal 2014	900
Fiscal 2015	706
Thereafter	381

Total	$6,584

(6)	Income tax effects were calculated reflecting an effective GAAP tax rate of 28.0% and 27.4% in the first half of fiscal 2010 and 2009, respectively, and an effective non-GAAP tax rate of 27.7% and 27.4% in the first half of fiscal 2010 and 2009, respectively. The differences between our GAAP and non-GAAP tax rates in the first half of fiscal 2010 were due to differences in jurisdictional tax rates and the related tax benefits attributable to our restructuring expenses in this period.

*	Not meaningful

ORACLE CORPORATION

Q2 FISCAL 2010 FINANCIAL RESULTS

CONDENSED CONSOLIDATED BALANCE SHEETS

($ in millions)

	November 30, 2009	May 31, 2009
ASSETS
Current Assets:
Cash and cash equivalents	$14,919	$8,995
Marketable securities	5,865	3,629
Trade receivables, net	3,086	4,430
Deferred tax assets	703	661
Prepaid expenses and other current assets	662	866

Total Current Assets	25,235	18,581
Non-Current Assets:
Property, net	1,956	1,922
Intangible assets, net	6,584	7,269
Goodwill	19,098	18,842
Other assets	960	802

Total Non-Current Assets	28,598	28,835

TOTAL ASSETS	$53,833	$47,416

LIABILITIES AND STOCKHOLDERS' EQUITY

Current Liabilities:
Notes payable, current and other current borrowings	$1,001	$1,001
Accounts payable	255	271
Accrued compensation and related benefits	1,129	1,409
Deferred revenues	4,395	4,592
Other current liabilities	1,754	1,876

Total Current Liabilities	8,534	9,149
Non-Current Liabilities:
Notes payable and other non-current borrowings	13,751	9,237
Income taxes payable	2,592	2,423
Deferred tax liabilities	351	480
Other non-current liabilities	690	682

Total Non-Current Liabilities	17,384	12,822
Stockholders’ Equity	27,915	25,445

TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY	$53,833	$47,416

ORACLE CORPORATION

Q2 FISCAL 2010 FINANCIAL RESULTS

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS

($ in millions)

	Six Months Ended November 30,
	2009	2008
Cash Flows From Operating Activities:
Net income	$2,582	$2,373
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation	123	134
Amortization of intangible assets	867	839
Deferred income taxes	(216)	(151)
Stock-based compensation	188	186
Tax benefits on the exercise of stock options	71	121
Excess tax benefits on the exercise of stock options	(42)	(79)
Other, net	56	39
Changes in operating assets and liabilities, net of effects from acquisitions:
Decrease in trade receivables, net	1,437	1,642
Decrease in prepaid expenses and other assets	235	388
Decrease in accounts payable and other liabilities	(523)	(1,022)
Increase (decrease) in income taxes payable	59	(273)
Decrease in deferred revenues	(448)	(207)

Net cash provided by operating activities	4,389	3,990

Cash Flows From Investing Activities:
Purchases of marketable securities and other investments	(6,185)	(5,105)
Proceeds from maturities and sales of marketable securities and other investments	4,088	4,362
Acquisitions, net of cash acquired	(392)	(1,065)
Capital expenditures	(100)	(399)

Net cash used for investing activities	(2,589)	(2,207)

Cash Flows From Financing Activities:
Payments for repurchases of common stock	(496)	(2,344)
Proceeds from issuances of common stock	371	371
Payment of dividends to stockholders	(501)	—
Proceeds from borrowings, net of issuance costs	4,461	—
Repayments of borrowings	—	(4)
Excess tax benefits on the exercise of stock options	42	79
Distributions to noncontrolling interests	(34)	(30)

Net cash provided by (used for) financing activities	3,843	(1,928)

Effect of exchange rate changes on cash and cash equivalents	281	(764)

Net increase (decrease) in cash and cash equivalents	5,924	(909)

Cash and cash equivalents at beginning of period	8,995	8,262

Cash and cash equivalents at end of period	$14,919	$7,353

ORACLE CORPORATION

Q2 FISCAL 2010 FINANCIAL RESULTS

FREE CASH FLOW—TRAILING 4-QUARTERS (1)

($ in millions)

	Fiscal 2009				Fiscal 2010
	Q1	Q2	Q3	Q4	Q1	Q2	Q3	Q4

GAAP Operating Cash Flow	$7,941	$8,089	$8,542	$8,255	$8,753	$8,654

Capital Expenditures (2)	(479)	(486)	(539)	(529)	(261)	(230)

Free Cash Flow	$7,462	$7,603	$8,003	$7,726	$8,492	$8,424

% Growth over prior year	20%	15%	14%	8%	14%	11%

GAAP Net Income	$5,758	$5,750	$5,739	$5,593	$5,640	$5,802
Free Cash Flow as a % of Net Income	130%	132%	139%	138%	151%	145%

(1)	To supplement our statements of cash flows presented on a GAAP basis, we use non-GAAP measures of cash flows on a trailing 4-quarter basis to analyze cash flow generated from operations. We believe free cash flow is also useful as one of the bases for comparing our performance with our competitors. The presentation of non-GAAP free cash flow is not meant to be considered in isolation or as an alternative to net income as an indicator of our performance, or as an alternative to cash flows from operating activities as a measure of liquidity.

(2)	Represents capital expenditures as reported in cash flows from investing activities on our cash flow statements presented in accordance with GAAP.

ORACLE CORPORATION

Q2 FISCAL 2010 FINANCIAL RESULTS

SUPPLEMENTAL ANALYSIS OF GAAP REVENUES AND HEADCOUNT (1)

($ in millions)

	Fiscal 2009					Fiscal 2010
	Q1	Q2	Q3	Q4	TOTAL	Q1	Q2	Q3	Q4	TOTAL

REVENUES
New software licenses	$1,237	$1,626	$1,516	$2,744	$7,123	$1,028	$1,653			$2,681
Software license updates and product support	2,935	2,850	2,917	3,052	11,754	3,117	3,247			6,364

Software Revenues	4,172	4,476	4,433	5,796	18,877	4,145	4,900			9,045

Consulting	865	842	758	782	3,247	663	692			1,355
On Demand	195	189	191	204	779	180	188			368
Education	99	100	71	79	349	66	78			143

Services Revenues	1,159	1,131	1,020	1,065	4,375	909	958			1,866

Total Revenues	$5,331	$5,607	$5,453	$6,861	$23,252	$5,054	$5,858			$10,911

AS REPORTED REVENUE GROWTH RATES
New software licenses	14%	(3%)	(6%)	(13%)	(5%)	(17%)	2%			(6%)
Software license updates and product support	23%	14%	11%	8%	14%	6%	14%			10%
Software Revenues	20%	8%	5%	(3%)	6%	(1%)	9%			5%
Consulting	8%	(4%)	(10%)	(18%)	(7%)	(23%)	(18%)			(21%)
On Demand	23%	13%	10%	5%	12%	(8%)	(1%)			(4%)
Education	(2%)	(9%)	(23%)	(30%)	(16%)	(34%)	(22%)			(28%)
Services Revenues	9%	(2%)	(8%)	(16%)	(5%)	(22%)	(15%)			(19%)
Total Revenues	18%	6%	2%	(5%)	4%	(5%)	4%			0%

CONSTANT CURRENCY GROWTH RATES (2)
New software licenses	10%	5%	3%	(4%)	1%	(14%)	(5%)			(9%)
Software license updates and product support	18%	20%	20%	18%	19%	11%	9%			10%
Software Revenues	16%	14%	14%	6%	12%	4%	4%			4%

Consulting	5%	4%	0%	(10%)	(1%)	(19%)	(22%)			(21%)
On Demand	19%	19%	19%	15%	18%	(3%)	(4%)			(4%)
Education	(6%)	(3%)	(16%)	(23%)	(12%)	(30%)	(26%)			(28%)
Services Revenues	6%	5%	2%	(7%)	1%	(18%)	(19%)			(18%)

Total Revenues	14%	12%	11%	4%	10%	(1%)	0%			(1%)

GEOGRAPHIC REVENUES
REVENUES
Americas	$2,687	$2,904	$2,846	$3,463	$11,900	$2,671	$2,979			$5,650
Europe, Middle East & Africa	1,830	1,881	1,824	2,413	7,948	1,642	1,976			3,618
Asia Pacific	814	822	783	985	3,404	741	903			1,643

Total Revenues	$5,331	$5,607	$5,453	$6,861	$23,252	$5,054	$5,858			$10,911

HEADCOUNT
GEOGRAPHIC AREA
Americas	32,993	33,526	32,919	32,347		32,034	31,849
Europe, Middle East & Africa	17,096	17,184	17,348	17,129		16,839	16,491
Asia Pacific	35,099	35,947	36,321	36,086		35,766	35,026

Total Company	85,188	86,657	86,588	85,562		84,639	83,366

(1)	The sum of the quarterly financial information may vary from year-to-date financial information due to rounding.

(2)	We compare the percent change in the results from one period to another period using constant currency disclosure. We present constant currency information to provide a framework for assessing how our underlying businesses performed excluding the effect of foreign currency rate fluctuations. To present this information, current and comparative prior period results for entities reporting in currencies other than United States dollars are converted into United States dollars at the exchange rates in effect on May 31, 2009 and 2008 for the fiscal 2010 and fiscal 2009 constant currency growth rate calculations presented, respectively, rather than the actual exchange rates in effect during the respective periods.

ORACLE CORPORATION

Q2 FISCAL 2010 FINANCIAL RESULTS

SUPPLEMENTAL TOTAL SOFTWARE PRODUCT REVENUE ANALYSIS (1)

($ in millions)

	Fiscal 2009					Fiscal 2010
	Q1	Q2	Q3	Q4	TOTAL	Q1	Q2	Q3	Q4	TOTAL
DATABASE & MIDDLEWARE REVENUES
New software licenses	$906	$1,157	$1,120	$1,939	$5,123	$711	$1,175			$1,886
Software license updates and product support	1,892	1,835	1,914	2,008	7,649	2,065	2,131			4,196

Software Revenues	$2,798	$2,992	$3,034	$3,947	$12,772	$2,776	$3,306			$6,082

AS REPORTED GROWTH RATES
New software licenses	27%	4%	(4%)	(10%)	0%	(22%)	1%			(9%)
Software license updates and product support	26%	17%	16%	12%	18%	9%	16%			13%
Software Revenues	27%	12%	8%	0%	10%	(1%)	10%			5%
CONSTANT CURRENCY GROWTH RATES (2)
New software licenses	23%	12%	6%	(1%)	7%	(19%)	(5%)			(11%)
Software license updates and product support	22%	24%	25%	23%	23%	14%	12%			13%
Software Revenues	22%	19%	17%	10%	16%	4%	5%			4%

APPLICATIONS REVENUES
New software licenses	$331	$469	$396	$805	$2,000	$317	$478			$795
Software license updates and product support	1,043	1,015	1,003	1,044	4,105	1,052	1,116			2,168

Software Revenues	$1,374	$1,484	$1,399	$1,849	$6,105	$1,369	$1,594			$2,963

AS REPORTED GROWTH RATES
New software licenses	(12%)	(15%)	(12%)	(19%)	(16%)	(4%)	2%			(1%)
Software license updates and product support	18%	9%	3%	0%	7%	1%	10%			5%
Software Revenues	9%	0%	(2%)	(9%)	(2%)	0%	7%			4%
CONSTANT CURRENCY GROWTH RATES (2)
New software licenses	(14%)	(9%)	(4%)	(11%)	(10%)	0%	(3%)			(2%)
Software license updates and product support	13%	15%	11%	9%	12%	6%	6%			6%
Software Revenues	5%	6%	7%	(1%)	4%	4%	3%			3%

(1)	The sum of the quarterly financial information may vary from year-to-date financial information due to rounding.

(2)	We compare the percent change in the results from one period to another period using constant currency disclosure. We present constant currency information to provide a framework for assessing how our underlying businesses performed excluding the effect of foreign currency rate fluctuations. To present this information, current and comparative prior period results for entities reporting in currencies other than United States dollars are converted into United States dollars at the exchange rates in effect on May 31, 2009 and 2008 for the fiscal 2010 and fiscal 2009 constant currency growth rate calculations presented, respectively, rather than the actual exchange rates in effect during the respective periods.

ORACLE CORPORATION

Q2 FISCAL 2010 FINANCIAL RESULTS

SUPPLEMENTAL GEOGRAPHIC NEW SOFTWARE LICENSE REVENUE ANALYSIS (1)

($ in millions)

	Fiscal 2009					Fiscal 2010
	Q1	Q2	Q3	Q4	TOTAL	Q1	Q2	Q3	Q4	TOTAL
AMERICAS
Database & Middleware	$354	$471	$449	$840	$2,114	$310	$492			$802
Applications	182	280	224	416	1,102	185	286			472

New Software License Revenues	$536	$751	$673	$1,256	$3,216	$495	$778			$1,274

AS REPORTED GROWTH RATES
Database & Middleware	18%	5%	(7%)	(9%)	(2%)	(12%)	4%			(3%)
Applications	(9%)	(9%)	(11%)	(25%)	(16%)	2%	2%			2%
New Software License Revenues	7%	0%	(9%)	(15%)	(7%)	(7%)	4%			(1%)

CONSTANT CURRENCY GROWTH RATES (2)
Database & Middleware	17%	10%	(1%)	(6%)	2%	(11%)	2%			(3%)
Applications	(10%)	(6%)	(8%)	(22%)	(14%)	6%	1%			2%
New Software License Revenues	6%	3%	(4%)	(12%)	(4%)	(5%)	1%			(1%)

EUROPE / MIDDLE EAST / AFRICA
Database & Middleware	$326	$431	$446	$759	$1,962	$224	$429			$653
Applications	94	126	125	282	627	90	119			209

New Software License Revenues	$420	$557	$571	$1,041	$2,589	$314	$548			$862

AS REPORTED GROWTH RATES
Database & Middleware	28%	2%	0%	(14%)	(2%)	(31%)	(1%)			(14%)
Applications	(23%)	(28%)	(12%)	(11%)	(17%)	(5%)	(6%)			(5%)
New Software License Revenues	11%	(7%)	(3%)	(13%)	(6%)	(25%)	(2%)			(12%)

CONSTANT CURRENCY GROWTH RATES (2)
Database & Middleware	20%	16%	15%	1%	10%	(26%)	(10%)			(16%)
Applications	(26%)	(16%)	2%	5%	(6%)	3%	(14%)			(8%)
New Software License Revenues	5%	7%	12%	2%	6%	(20%)	(11%)			(14%)

ASIA PACIFIC
Database & Middleware	$226	$255	$225	$340	$1,047	$177	$254			$431
Applications	55	63	47	107	271	42	73			114

New Software License Revenues	$281	$318	$272	$447	$1,318	$219	$327			$545

AS REPORTED GROWTH RATES
Database & Middleware	45%	4%	(3%)	(1%)	7%	(22%)	0%			(10%)
Applications	1%	(13%)	(18%)	(11%)	(11%)	(24%)	17%			(2%)
New Software License Revenues	34%	0%	(6%)	(3%)	3%	(22%)	3%			(9%)

CONSTANT CURRENCY GROWTH RATES (2)
Database & Middleware	38%	8%	1%	5%	11%	(22%)	(10%)			(16%)
Applications	(1%)	(2%)	(2%)	(4%)	(3%)	(23%)	2%			(9%)
New Software License Revenues	28%	5%	1%	3%	7%	(22%)	(8%)			(15%)

TOTAL COMPANY
Database & Middleware	$906	$1,157	$1,120	$1,939	$5,123	$711	$1,175			$1,886
Applications	331	469	396	805	2,000	317	478			795

New Software License Revenues	$1,237	$1,626	$1,516	$2,744	$7,123	$1,028	$1,653			$2,681

AS REPORTED GROWTH RATES
Database & Middleware	27%	4%	(4%)	(10%)	0%	(22%)	1%			(9%)
Applications	(12%)	(15%)	(12%)	(19%)	(16%)	(4%)	2%			(1%)
New Software License Revenues	14%	(3%)	(6%)	(13%)	(5%)	(17%)	2%			(6%)

CONSTANT CURRENCY GROWTH RATES (2)
Database & Middleware	23%	12%	6%	(1%)	7%	(19%)	(5%)			(11%)
Applications	(14%)	(9%)	(4%)	(11%)	(10%)	0%	(3%)			(2%)
New Software License Revenues	10%	5%	3%	(4%)	1%	(14%)	(5%)			(9%)

(1)	The sum of the quarterly financial information may vary from year-to-date financial information due to rounding.

(2)	We compare the percent change in the results from one period to another period using constant currency disclosure. We present constant currency information to provide a framework for assessing how our underlying businesses performed excluding the effect of foreign currency rate fluctuations. To present this information, current and comparative prior period results for entities reporting in currencies other than United States dollars are converted into United States dollars at the exchange rates in effect on May 31, 2009 and 2008 for the fiscal 2010 and fiscal 2009 constant currency growth rate calculations presented, respectively, rather than the actual exchange rates in effect during the respective periods.

APPENDIX A

ORACLE CORPORATION

Q2 FISCAL 2010 FINANCIAL RESULTS

EXPLANATION OF NON-GAAP MEASURES

To supplement our financial results presented on a GAAP basis, we use the non-GAAP measures indicated in the tables, which exclude certain business combination accounting entries and expenses related to acquisitions, as well as other significant expenses including stock-based compensation, that we believe are helpful in understanding our past financial performance and our future results. Our non-GAAP financial measures are not meant to be considered in isolation or as a substitute for comparable GAAP measures and should be read only in conjunction with our consolidated financial statements prepared in accordance with GAAP. Our management regularly uses our supplemental non-GAAP financial measures internally to understand, manage and evaluate our business and make operating decisions. These non-GAAP measures are among the primary factors management uses in planning for and forecasting future periods. Compensation of our executives is based in part on the performance of our business based on these non-GAAP measures. Our non-GAAP financial measures reflect adjustments based on the following items, as well as the related income tax effects:

•

Support deferred revenue: Business combination accounting rules require us to account for the fair value of support contracts assumed in connection with our acquisitions. Because these are typically one-year contracts, our GAAP revenues for the one year period subsequent to our acquisition of a business do not reflect the full amount of software license updates and product support revenues on assumed support contracts that would have otherwise been recorded by the acquired entity. The non-GAAP adjustment is intended to reflect the full amount of such revenues. We believe this adjustment is useful to investors as a measure of the ongoing performance of our business because we have historically experienced high renewal rates on support contracts, although we cannot be certain that customers will renew these contracts.

•

Stock-based compensation expenses: We have excluded the effect of stock-based compensation expenses from our non-GAAP operating expenses and net income measures. Although stock-based compensation is a key incentive offered to our employees, and we believe such compensation contributed to the revenues earned during the periods presented and also believe it will contribute to the generation of future period revenues, we continue to evaluate our business performance excluding stock-based compensation expenses. Stock-based compensation expenses will recur in future periods.

•

Amortization of intangible assets: We have excluded the effect of amortization of intangible assets from our non-GAAP operating expenses and net income measures. Amortization of intangible assets is inconsistent in amount and frequency and is significantly affected by the timing and size of our acquisitions. Investors should note that the use of intangible assets contributed to revenues earned during the periods presented and will contribute to future period revenues as well. Amortization of intangible assets will recur in future periods.

•

Acquisition related and other expenses, and restructuring expenses: We incurred significant expenses in connection with our acquisitions and also incurred certain other operating expenses or income, which we generally would not have otherwise incurred in the periods presented as a part of our continuing operations. Acquisition related and other expenses consist of personnel related costs for transitional employees, other acquired employee related costs, stock-based compensation expenses (in addition to the stock-based compensation expenses described above), integration related professional services, certain business combination adjustments after the measurement period or purchase price allocation period has ended and certain other operating expenses, net. Substantially all of the stock-based compensation expenses included in acquisition related and other expenses resulted from unvested options assumed in acquisitions whose vesting was fully accelerated upon termination of the employees pursuant to the original terms of those options. Restructuring expenses consist of employee severance and other exit costs. We believe it is useful for investors to understand the effects of these items on our total operating expenses. Although acquisition related expenses and restructuring expenses are not recurring with respect to past acquisitions, we generally will incur these expenses in connection with any future acquisitions.